UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

☒        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2002

LAWSON SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-33335

Delaware	41-1251159
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Lawson Software, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated June 28, 2002 (initially filed with the Commission on July 15, 2002) to include the financial statement information indicated in Item 7 below. The original July 15, 2002 filing of the Form 8-K described the Company's acquisition of certain assets of Armature Limited and Armature Group Limited  (collectively “Armature”).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

The audited consolidated financial statements for Armature Holdings Limited as of February 28, 2002 and 2001, and for each of the two fiscal years in the period ended February 28, 2002, together with a report of independent accountants are hereby filed as part of this Report on Form 8-K/A and are included in exhibit 99.1.

(b)   Pro forma financial information.

The required unaudited pro forma condensed combined financial information prepared as of and for the fiscal year ended May 31, 2002, are hereby filed as part of this Report on Form 8-K/A and are included in Exhibit 99.2.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers
99.1	Independent Accountants' Report and Financial Statements of Armature Holdings Limited.
99.2	Unaudited Pro Forma Condensed Combined Statements of Lawson Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date: September 10, 2002	By: /s/ Robert G. Barbieri

Robert G. Barbieri
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers
99.1	Independent Accountants’ Report and Financial Statements of Armature Holdings Limited.
99.2	Unaudited Pro Forma Condensed Combined Statements of Lawson Software, Inc.